OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  January 31, 2014
                                                 Estimated average burden
                                                 hours per response.....20.6




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-06106

                          Pioneer Mid Cap Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2012 through October 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                  Pioneer Mid Cap
                  Value Fund

--------------------------------------------------------------------------------
                  Annual Report | October 31, 2013
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A     PCGRX
                  Class B     PBCGX
                  Class C     PCCGX
                  Class R     PCMRX
                  Class Y     PYCGX

                  [LOGO] PIONEER
                         Invsetments(R)
                 visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          24

Notes to Financial Statements                                                 33

Report of Independent Registered Public Accounting Firm                       40

Trustees, Officers and Service Providers                                      41

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into the final quarter of 2013, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

As September ended, Congress had not yet passed a continuing resolution to prevent a government shutdown, nor had it raised the debt ceiling, and a quick resolution to the impasse appeared unlikely. The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the final months of the year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013 and in 2014.

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during the first nine months of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research in an effort to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 3

Portfolio Management Discussion | 10/31/13

In the following interview, Edward T. "Ned" Shadek, Jr. and Timothy Horan discuss their investment approach as well as the factors that affected the performance of Pioneer Mid Cap Value Fund during the 12-month period ended October 31, 2013. Mr. Shadek, a senior vice president and portfolio manager at Pioneer, became a portfolio manager of the Fund on January 22, 2013, replacing Rod Wright. Mr. Horan, a vice president and portfolio manager at Pioneer, has been a portfolio manager of the Fund since 2011. Mr. Shadek and Mr. Horan are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the 12-month period ended October 31, 2013?

A Pioneer Mid Cap Value Fund's Class A shares returned 30.91% at net asset value during the 12-month period ended October 31, 2013, while the Fund's benchmark, the Russell Midcap Value Index (the Russell Index), returned 33.45%. During the same period, the average return of the 789 mutual funds in Lipper's Multi-Cap Core Funds category was 29.40%, and the average return of the 412 mutual funds in Morningstar's Mid-Cap Value Funds category was 33.43%.

Q Could you discuss some of the changes you have made since the changes to the Fund's management team took effect in January of 2013?

A As a result of the management change last January, the Fund's investment process was modified about one quarter of the way through the 12-month period ended October 31, 2013.

    Our primary modifications were to lower the portfolio's market-capitalization range and to closely monitor the make-up of the Fund's benchmark, the Russell Index. Our goal was, for lack of a better term, to "go cheap" when purchasing stocks for the balance of the Fund's fiscal year ended October 31, 2013.

    The next step we took was to implement a consistent, repeatable investment process aimed at filtering the Fund's investment universe down to a more manageable target list of opportunities. Thus, we established a quantitative "screen" that targets specific company characteristics with regard to valuation, fundamentals, and momentum triggers. The goal of the "screen" was to generate more investment ideas for the Fund, more efficiently and more consistently.

    Once our investment process was established, we started transitioning the Fund into a pure value-based strategy that lies solidly within the mid/smaller-cap range of the mid-cap market. Our goal is to have a Fund

4 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 that is statistically less expensive than the Russell Index, and that also can provide solid benchmark-relative performance, regardless of where we are in the economic cycle.

    As of the end of the Fund's fiscal year, we believe the portfolio is where we want it to be. Of course, this is a never-ending process, but most of the heavy lifting has been done and we feel that the portfolio is in good shape and that the management team has developed a nice, solid rhythm.

Q How would you describe the market environment for equity investors during the 12-month period ended October 31, 2013?

A We would describe the environment over the past 12 months as a perfect one for equity investors. Interest rates, despite climbing a bit during the summer of 2013, stayed relatively low and the U.S. economy got modestly better. The modest level of economic growth was just right for equity investors, as a rip-roaring economy can sometimes drive interest rates too high, and growth that is too slow can hurt corporate earnings. Over the past 12 months, we would characterize the U.S. economy as not too hot, but also not too cold, and thus it was an economic climate very conducive to strong stock market performance.

Q The Fund had a very strong return during the 12-month period ended October 31, 2013, but still lagged the return of the benchmark Russell Index. What was behind the Fund's underperformance relative to the benchmark?

A The primary reason for the Fund's benchmark-relative underperformance during the period was stock selection, with results in the health care, industrials, and information technology sectors accounting for the biggest performance deficits relative to the benchmark. The Fund position that detracted the most from benchmark-relative returns during the 12-month period, however, was in the financials sector: Capital One Financial. Capital One's stock took a major hit during the final three months of 2012 when the company's management found the integration of some acquisitions to be more problematic than originally thought, and so we exited the Fund's position relatively early in the 12-month period. Unfortunately, the stock's underperformance during the time it was held in the portfolio had a major negative effect on relative returns over the Fund's full fiscal year.

    In industrials, the Fund's worst performer was Joy Global, a mining and equipment firm whose performance was hurt by the downturn in commodities prices during the 12-month period. Commodities have suffered as China and some other countries in the emerging markets have cut back on orders. We have retained the Fund's position in Joy Global despite the company's disappointing performance and weak headline

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 5 fundamentals, because we still see some value there. The stock is cheap and the company's after-market business involving the sale of replacement parts is doing well. In information technology, the Fund's position in Nuance Communications hurt relative performance, as did not owning Micron Technology, a semiconductor firm which made a major contribution to the Russell Index's return during the period. Nuance, a producer of voice recognition software, has made a lot of acquisitions recently and management's integration efforts have not gone as well as expected. In addition, Nuance's balance sheet has deteriorated and the company has more debt than we would like to see. We sold the Fund's position before period end. As for Micron Technology, the company has a very cyclical business that in the long run shows low returns on capital. Historically, Micron has been a very "boom or bust" stock and we decided not to "chase" the returns, which turned out to be a negative factor in the Fund's relative performance during the 12-month period.

    Lastly, in health care, the Fund's position in Teva Pharmaceuticals, a generic drug manufacturer, underperformed as the company's top-line growth turned out to be less than we anticipated. We sold the position before period end.

Q What were some of the holdings that contributed to the Fund's performance during the 12-month period ended October 31, 2013?

A The stock position that contributed the most to the Fund's performance during the 12-month period was Green Mountain Coffee Roasters, makers of the single-serve "K-Cups." We were able to buy Green Mountain's stock at a cheap price because of some clouds hovering over the company -- clouds that eventually did cause the stock to decline later in the period after we had exited the Fund's position. Green Mountain fared well during the time the portfolio owned it after the company's new CEO, who was brought in from Coca-Cola, helped it to increase manufacturing efficiencies.

    In financials, the Fund's large stake in Ameriprise Financial outperformed during the period. Ameriprise's wealth management division has done quite well and the company also has made some good acquisitions at the margin, while engaging in some recent share buybacks. The portfolio still holds Ameriprise stock but we slightly reduced the position during the period.

    Goodyear Tire & Rubber and Jarden, both in the consumer discretionary sector, were two other strong-performing Fund positions during the period. We bought Goodyear when the stock price was depressed because we saw that the U.S. auto industry was getting better, and the company benefited from that upward industry trend during the period. Goodyear also has

6 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 done a good job of cutting costs and managing its balance sheet. Jarden specializes in acquiring known brands that are somewhat undermanaged - like its recent acquisition of Yankee Candle - and then succeeding in marketing and selling the brands' products. During the 12-month period, the company's Yankee Candle acquisition, which was quickly accretive, pleased the market and the stock performed well. The portfolio still holds positions in both Goodyear and Jarden.

Q   What is your outlook heading into 2014?

A We would say that the domestic economic environment remains positive for equity investors. As we noted earlier, we feel the current pace of economic growth is just right for the stock market. We think interest rates, despite their recent rise, should remain low by historical standards. Moreover, to the extent that rates have risen, much of that can be attributed to better economic conditions, which is a positive. As the next calendar year progresses, we do believe that the U.S. Federal Reserve will eventually have to cut back, at least somewhat, on its accommodative monetary policies such as quantitative easing.

    Stock valuations are up and the market is no longer as cheap as it was, but it is also not an expensive market. With the market up by more than 30% in the last 12 months, it's getting more difficult to find compellingly cheap stocks, but we still believe there are plenty of investable ideas in the market, and we will continue to try to identify and then invest the Fund's portfolio in those undervalued companies.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 7

Please refer to the Schedule of Investments on pages 18-23 for a full listing of Fund securities.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

8 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

Portfolio Summary | 10/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                  88.1%
International Common Stocks                          8.%8
Exchange Traded Funds                                3.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                          32.0%
Health Care                                         11.6%
Information Technology                              10.7%
Industrials                                         10.0%
Energy                                               9.7%
Consumer Discretionary                               8.5%
Utilities                                            7.8%
Materials                                            5.8%
Consumer Staples                                     3.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Superior Energy Services, Inc.                                         1.96%
--------------------------------------------------------------------------------
 2. Actavis plc                                                            1.82
--------------------------------------------------------------------------------
 3. Regions Financial Corp.                                                1.81
--------------------------------------------------------------------------------
 4. Whiting Petroleum Corp.                                                1.76
--------------------------------------------------------------------------------
 5. Eastman Chemical Co.                                                   1.72
--------------------------------------------------------------------------------
 6. The Allstate Corp.                                                     1.62
--------------------------------------------------------------------------------
 7. Hartford Financial Services Group, Inc.                                1.61
--------------------------------------------------------------------------------
 8. Ryder System, Inc.                                                     1.61
--------------------------------------------------------------------------------
 9. Ross Stores, Inc.                                                      1.58
--------------------------------------------------------------------------------
10. Hologic, Inc.                                                          1.58
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 9

Prices and Distributions | 10/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                      10/31/13                       10/31/12
--------------------------------------------------------------------------------
            A                         $27.42                         $21.12
--------------------------------------------------------------------------------
            B                         $22.39                         $17.32
--------------------------------------------------------------------------------
            C                         $22.33                         $17.24
--------------------------------------------------------------------------------
            R                         $27.02                         $20.78
--------------------------------------------------------------------------------
            Y                         $28.74                         $22.13
--------------------------------------------------------------------------------

Distributions per Share: 11/1/12-10/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment          Short-Term          Long-Term
          Class           Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
            A            $0.1785                $ --               $ --
--------------------------------------------------------------------------------
            B            $    --                $ --               $ --
--------------------------------------------------------------------------------
            C            $0.0292                $ --               $ --
--------------------------------------------------------------------------------
            R            $0.0670                $ --               $ --
--------------------------------------------------------------------------------
            Y            $0.2656                $ --               $ --
--------------------------------------------------------------------------------

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Mid Cap Value Fund at public offering price, during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  Net Asset          Public Offering
Period            Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
10 Years           7.83%              7.19%
5 Years           13.72              12.38
1 Year            30.91              23.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Mid Cap   Russell Midcap
                    Value Fund        Value Index
10/31/2003          $  9,425          $ 10,000
10/31/2004          $ 11,087          $ 11,974
10/31/2005          $ 12,407          $ 14,309
10/31/2006          $ 14,282          $ 17,244
10/31/2007          $ 16,633          $ 18,922
10/31/2008          $ 10,528          $ 11,575
10/31/2009          $ 11,988          $ 13,256
10/31/2010          $ 14,141          $ 16,900
10/31/2011          $ 14,288          $ 17,886
10/31/2012          $ 15,298          $ 20,566
10/31/2013          $ 20,026          $ 27,445

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 11

Performance Update | 10/31/13                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Mid Cap Value Fund, during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  If                 If
Period            Held               Redeemed
--------------------------------------------------------------------------------
10 Years           6.73%              6.73%
5 Years           12.45              12.45
1 Year            29.27              25.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  2.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Mid Cap   Russell Midcap
                    Value Fund        Value Index
10/31/2003          $   10,000        $   10,000
10/31/2004          $   11,664        $   11,974
10/31/2005          $   12,924        $   14,309
10/31/2006          $   14,745        $   17,244
10/31/2007          $   17,013        $   18,922
10/31/2008          $   10,665        $   11,575
10/31/2009          $   12,015        $   13,256
10/31/2011          $   14,028        $   17,886
10/31/2012          $   14,833        $   20,566
10/31/2013          $   19,174        $   27,445

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Mid Cap Value Fund, during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  If                  If
Period            Held                Redeemed
--------------------------------------------------------------------------------
10 Years           6.90%               6.90%
5 Years           12.72               12.72
1 Year            29.74               29.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Mid Cap   Russell Midcap
                    Value Fund        Value Index
10/31/2003          $  10,000         $  10,000
10/31/2004          $  11,661         $  11,974
10/31/2005          $  12,937         $  14,309
10/31/2006          $  14,774         $  17,244
10/31/2007          $  17,058         $  18,922
10/31/2008          $  10,707         $  11,575
10/31/2009          $  12,085         $  13,256
10/31/2010          $  14,125         $  16,900
10/31/2011          $  14,151         $  17,886
10/31/2012          $  15,021         $  20,566
10/31/2013          $  19,489         $  27,445

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 13

Performance Update | 10/31/13                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Mid Cap Value Fund, during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  If                  If
Period            Held                Redeemed
--------------------------------------------------------------------------------
10 Years           7.56%               7.56%
5 Years           13.39               13.39
1 Year            30.44               30.44
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.38%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Mid Cap   Russell Midcap
                    Value Fund        Value Index
10/31/2003          $  10,000         $  10,000
10/31/2004          $  11,750         $  11,974
10/31/2005          $  13,124         $  14,309
10/31/2006          $  15,065         $  17,244
10/31/2007          $  17,498         $  18,922
10/31/2008          $  11,053         $  11,575
10/31/2009          $  12,559         $  13,256
10/31/2010          $  14,767         $  16,900
10/31/2011          $  14,875         $  17,886
10/31/2012          $  15,882         $  20,566
10/31/2013          $  20,716         $  27,445

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Mid Cap Value Fund, during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  If                  If
Period            Held                Redeemed
--------------------------------------------------------------------------------
10 Years           8.30%               8.30%
5 Years           14.19               14.19
1 Year            31.41               31.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.69%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Mid Cap   Russell Midcap
                    Value Fund        Value Index
10/31/2003          $   5,000,000     $    5,000,000
10/31/2004          $   5,911,278     $    5,986,957
10/31/2005          $   6,656,335     $    7,154,524
10/31/2006          $   7,694,245     $    8,622,132
10/31/2007          $   8,990,392     $    9,460,851
10/31/2008          $   5,716,604     $    5,787,546
10/31/2009          $   6,540,319     $    6,627,889
10/31/2010          $   7,747,830     $    8,449,892
10/31/2011          $   7,859,028     $    8,942,887
10/31/2012          $   8,445,116     $   10,283,114
10/31/2013          $  11,097,455     $   13,722,716

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on actual returns from May 1, 2013, through October 31, 2013.

-----------------------------------------------------------------------------------------------------
Share Class                    A               B                C               R               Y
-----------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00       $1,000.00         $1,000.00       $1,000.00       $1,000.00
Value on 5/1/13
-----------------------------------------------------------------------------------------------------
Ending Account            $1,144.92       $1,137.14         $1,139.87       $1,143.01       $1,146.88
Value (after expenses)
On 10/31/13
-----------------------------------------------------------------------------------------------------
Expenses Paid             $    5.68       $   12.34         $   10.46       $    7.72        $   3.68
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, 2.29%, 1.94%, 1.43%, and 0.68% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2013, through October 31, 2013.

-----------------------------------------------------------------------------------------------------
Share Class                    A               B                C               R               Y
-----------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00       $1,000.00         $1,000.00       $1,000.00       $1,000.00
Value on 5/1/13
-----------------------------------------------------------------------------------------------------
Ending Account            $1,019.91       $1,013.66         $1,015.43       $1,018.00       $1,021.78
Value (after expenses)
On 10/31/13
-----------------------------------------------------------------------------------------------------
Expenses Paid             $    5.35       $   11.62         $    9.86       $    7.27       $    3.47
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, 2.29%, 1.94%, 1.43%, and 0.68% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 17

Schedule of Investments | 10/31/13

---------------------------------------------------------------------------------------------
Shares                                                                         Value
---------------------------------------------------------------------------------------------
               COMMON STOCKS -- 96.8%
               ENERGY -- 9.7%
               Oil & Gas Drilling -- 1.4%
   1,529,700   Precision Drilling Corp.                                        $   16,199,523
---------------------------------------------------------------------------------------------
               Oil & Gas Equipment & Services -- 3.3%
     808,600   Superior Energy Services, Inc. *                                $   21,694,738
     904,100   Weatherford International, Ltd. *                                   14,863,404
                                                                               --------------
                                                                               $   36,558,142
---------------------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 5.0%
     131,400   Cimarex Energy Co.                                              $   13,842,990
     457,100   Marathon Oil Corp.                                                  16,117,346
      93,200   Rosetta Resources, Inc. *                                            5,586,408
     291,200   Whiting Petroleum Corp. *                                           19,478,368
                                                                               --------------
                                                                               $   55,025,112
                                                                               --------------
               Total Energy                                                    $  107,782,777
---------------------------------------------------------------------------------------------
               MATERIALS -- 5.8%
               Diversified Chemicals -- 1.7%
     242,500   Eastman Chemical Co.                                            $   19,106,575
---------------------------------------------------------------------------------------------
               Specialty Chemicals -- 1.0%
     139,900   Cytec Industries, Inc.                                          $   11,624,291
---------------------------------------------------------------------------------------------
               Metal & Glass Containers -- 1.4%
     353,500   Crown Holdings, Inc. *                                          $   15,412,600
---------------------------------------------------------------------------------------------
               Steel -- 0.5%
      92,200   Carpenter Technology Corp.                                      $    5,470,226
---------------------------------------------------------------------------------------------
               Paper Products -- 1.2%
     287,200   International Paper Co.                                         $   12,811,992
                                                                               --------------
               Total Materials                                                 $   64,425,684
---------------------------------------------------------------------------------------------
               CAPITAL GOODS -- 7.5%
               Construction & Engineering -- 1.3%
     428,700   KBR, Inc.                                                       $   14,807,298
---------------------------------------------------------------------------------------------
               Electrical Components & Equipment -- 1.3%
     202,800   Eaton Corp Plc                                                  $   14,309,568
---------------------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 3.6%
     215,000   Joy Global, Inc.                                                $   12,201,250
     197,000   PACCAR, Inc.                                                        10,953,200
     484,000   Terex Corp. *                                                       16,915,800
                                                                               --------------
                                                                               $   40,070,250
---------------------------------------------------------------------------------------------
               Industrial Machinery -- 1.3%
     218,000   Crane Co.                                                       $   13,843,000
                                                                               --------------
               Total Capital Goods                                             $   83,030,116
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

---------------------------------------------------------------------------------------------
Shares                                                                         Value
---------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 1.0%
               Human Resource & Employment Services -- 1.0%
     275,000   Robert Half International, Inc.                                 $   10,595,750
                                                                               --------------
               Total Commercial Services & Supplies                            $   10,595,750
---------------------------------------------------------------------------------------------
               TRANSPORTATION -- 1.6%
               Trucking -- 1.6%
     271,300   Ryder System, Inc.                                              $   17,859,679
                                                                               --------------
               Total Transportation                                            $   17,859,679
---------------------------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 2.5%
               Auto Parts & Equipment -- 1.2%
     245,300   Tenneco, Inc. *                                                 $   13,018,071
---------------------------------------------------------------------------------------------
               Tires & Rubber -- 1.3%
     710,934   The Goodyear Tire & Rubber Co.                                  $   14,915,395
                                                                               --------------
               Total Automobiles & Components                                  $   27,933,466
---------------------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 2.5%
               Homebuilding -- 1.2%
     711,224   DR Horton, Inc.                                                 $   13,477,695
---------------------------------------------------------------------------------------------
               Housewares & Specialties -- 1.3%
     256,000   Jarden Corp. *                                                  $   14,172,160
                                                                               --------------
               Total Consumer Durables & Apparel                               $   27,649,855
---------------------------------------------------------------------------------------------
               RETAILING -- 3.5%
               Department Stores -- 1.1%
     276,200   Macy's, Inc.                                                    $   12,735,582
---------------------------------------------------------------------------------------------
               Apparel Retail -- 1.6%
     226,400   Ross Stores, Inc.                                               $   17,512,040
---------------------------------------------------------------------------------------------
               Computer & Electronics Retail -- 0.8%
     256,400   Rent-A-Center, Inc. *                                           $    8,779,136
                                                                               --------------
               Total Retailing                                                 $   39,026,758
---------------------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 3.6%
               Soft Drinks -- 1.6%
     410,700   Coca-Cola Enterprises, Inc.                                     $   17,138,511
---------------------------------------------------------------------------------------------
               Agricultural Products -- 0.9%
     149,600   Ingredion, Inc.                                                 $    9,837,696
---------------------------------------------------------------------------------------------
               Packaged Foods & Meats -- 1.1%
     234,200   Campbell Soup Co.                                               $    9,969,894
      92,100   Tyson Foods, Inc.                                                    2,548,407
                                                                               --------------
                                                                               $   12,518,301
                                                                               --------------
               Total Food, Beverage & Tobacco                                  $   39,494,508
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 19

---------------------------------------------------------------------------------------------
Shares                                                                         Value
---------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 7.9%
               Health Care Equipment -- 4.3%
     389,000   CareFusion Corp. *                                              $   15,081,530
     780,900   Hologic, Inc. *                                                     17,484,351
     176,700   Zimmer Holdings, Inc.                                               15,455,949
                                                                               --------------
                                                                               $   48,021,830
---------------------------------------------------------------------------------------------
               Health Care Facilities -- 1.0%
     242,800   Community Health Systems, Inc.                                  $   10,593,364
---------------------------------------------------------------------------------------------
               Managed Health Care -- 2.6%
     208,100   Aetna, Inc.                                                     $   13,047,870
     175,630   Humana, Inc.                                                        16,184,304
                                                                               --------------
                                                                               $   29,232,174
                                                                               --------------
               Total Health Care Equipment & Services                          $   87,847,368
---------------------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 3.7%
               Pharmaceuticals -- 3.7%
     130,900   Actavis plc *                                                   $   20,234,522
     129,600   Jazz Pharmaceuticals Plc *                                          11,759,904
     126,824   Salix Pharmaceuticals, Ltd. *                                        9,099,622
                                                                               --------------
                                                                               $   41,094,048
                                                                               --------------
               Total Pharmaceuticals, Biotechnology & Life Sciences            $   41,094,048
---------------------------------------------------------------------------------------------
               BANKS -- 6.8%
               Diversified Banks -- 0.8%
     195,300   Comerica, Inc.                                                  $    8,456,490
---------------------------------------------------------------------------------------------
               Regional Banks -- 6.0%
     362,600   CIT Group, Inc. *                                               $   17,462,816
     291,700   First Republic Bank                                                 14,897,119
   1,141,500   KeyCorp                                                             14,302,995
   2,082,100   Regions Financial Corp.                                             20,050,623
                                                                               --------------
                                                                               $   66,713,553
                                                                               --------------
               Total Banks                                                     $   75,170,043
---------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 5.9%
               Other Diversified Financial Services -- 0.6%
     225,588   ING US, Inc.                                                    $    6,997,740
---------------------------------------------------------------------------------------------
               Specialized Finance -- 1.5%
     476,000   The NASDAQ OMX Group, Inc.                                      $   16,864,680
---------------------------------------------------------------------------------------------
               Consumer Finance -- 1.5%
     645,000   SLM Corp.                                                       $   16,363,650
---------------------------------------------------------------------------------------------
               Asset Management & Custody Banks -- 2.3%
     133,700   Ameriprise Financial, Inc.                                      $   13,442,198
     316,100   Walter Investment Management Corp. *                                11,939,097
                                                                               --------------
                                                                               $   25,381,295
                                                                               --------------
               Total Diversified Financials                                    $   65,607,365
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

---------------------------------------------------------------------------------------------
Shares                                                                         Value
---------------------------------------------------------------------------------------------
               INSURANCE -- 9.2%
               Insurance Brokers -- 1.4%
     343,200   Willis Group Holdings Plc                                       $   15,468,024
---------------------------------------------------------------------------------------------
               Life & Health Insurance -- 2.3%
     324,700   Lincoln National Corp.                                          $   14,744,627
     343,800   Unum Group                                                          10,912,212
                                                                               --------------
                                                                               $   25,656,839
---------------------------------------------------------------------------------------------
               Multi-line Insurance -- 1.6%
     531,400   Hartford Financial Services Group, Inc.                         $   17,908,180
---------------------------------------------------------------------------------------------
               Property & Casualty Insurance -- 2.8%
     288,100   Axis Capital Holdings, Ltd.                                     $   13,661,702
     338,600   The Allstate Corp.                                                  17,966,116
                                                                               --------------
                                                                               $   31,627,818
---------------------------------------------------------------------------------------------
               Reinsurance -- 1.1%
     165,200   Reinsurance Group of America, Inc.                              $   11,758,936
                                                                               --------------
               Total Insurance                                                 $  102,419,797
---------------------------------------------------------------------------------------------
               REAL ESTATE -- 7.0%
               Diversified REIT's -- 1.3%
     832,100   Duke Realty Corp.                                               $   13,787,897
---------------------------------------------------------------------------------------------
               Residential REIT's -- 2.2%
     309,800   American Campus Communities, Inc.                               $   10,706,688
     228,800   Home Properties, Inc.                                               13,798,928
                                                                               --------------
                                                                               $   24,505,616
---------------------------------------------------------------------------------------------
               Retail REIT -- 1.0%
     532,400   Kimco Realty Corp.                                              $   11,435,952
---------------------------------------------------------------------------------------------
               Specialized REIT -- 2.5%
     329,200   HCP, Inc.                                                       $   13,661,800
     473,300   Pebblebrook Hotel Trust                                             14,293,660
                                                                               --------------
                                                                               $   27,955,460
                                                                               --------------
               Total Real Estate                                               $   77,684,925
---------------------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 3.5%
               IT Consulting & Other Services -- 1.1%
     313,800   Amdocs, Ltd.                                                    $   12,065,610
---------------------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 1.2%
     279,400   Fidelity National Information Services, Inc.                    $   13,620,750
---------------------------------------------------------------------------------------------
               Systems Software -- 1.2%
     557,300   Symantec Corp.                                                  $   12,673,002
                                                                               --------------
               Total Software & Services                                       $   38,359,362
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 21

---------------------------------------------------------------------------------------------
Shares                                                                         Value
---------------------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 3.7%
               Communications Equipment -- 1.2%
   1,721,500   Brocade Communications Systems, Inc. *                          $   13,806,430
---------------------------------------------------------------------------------------------
               Computer Hardware -- 1.2%
     369,400   NCR Corp. *                                                     $   13,501,570
---------------------------------------------------------------------------------------------
               Office Electronics -- 1.3%
   1,398,546   Xerox Corp.                                                     $   13,901,547
                                                                               --------------
               Total Technology Hardware & Equipment                           $   41,209,547
---------------------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.6%
               Semiconductors -- 3.6%
   1,012,000   Marvell Technology Group, Ltd.                                  $   12,144,000
     531,100   Skyworks Solutions, Inc. *                                          13,691,758
     301,059   Xilinx, Inc.                                                        13,674,100
                                                                               --------------
                                                                               $   39,509,858
                                                                               --------------
               Total Semiconductors & Semiconductor Equipment                  $   39,509,858
---------------------------------------------------------------------------------------------
               UTILITIES -- 7.8%
               Electric Utilities -- 5.2%
     394,300   Northeast Utilities                                             $   16,911,527
     561,000   PNM Resources, Inc.                                                 13,419,120
     549,400   PPL Corp.                                                           16,828,122
     330,900   Westar Energy, Inc.                                                 10,459,749
                                                                               --------------
                                                                               $   57,618,518
---------------------------------------------------------------------------------------------
               Gas Utilities -- 1.1%
     251,300   AGL Resources, Inc.                                             $   12,027,218
---------------------------------------------------------------------------------------------
               Multi-Utilities -- 1.5%
     467,100   Ameren Corp.                                                    $   16,899,678
                                                                               --------------
               Total Utilities                                                 $   86,545,414
---------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $895,679,054)                                             $1,073,246,320
---------------------------------------------------------------------------------------------
               EXCHANGE TRADED FUNDS -- 3.0%
               DIVERSIFIED FINANCIALS -- 3.0%
               Other Diversified Financial Services -- 1.5%
     432,300   Utilities Select Sector SPDR Fund                               $   16,768,917
---------------------------------------------------------------------------------------------
               Asset Management & Custody Banks -- 1.5%
               iShares US Real Estate ETF                                      $   16,469,713
                                                                               --------------
               Total Diversified Financials                                    $   33,238,630
---------------------------------------------------------------------------------------------
               TOTAL EXCHANGE TRADED FUNDS
               (Cost $33,177,489)                                              $   33,238,630
---------------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 99.8%
               (Cost $928,856,543) (a)                                         $1,106,484,950
---------------------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 0.2%                              $    2,302,273
---------------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                                      $1,108,787,223
=============================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

*          Non-income producing security.

REIT       Real Estate Investment Trust.

(a) At October 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $929,206,745 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
                    there is an excess of value over tax cost                          $ 182,836,122

             Aggregate gross unrealized depreciation for all investments in which
                    there is an excess of tax cost over value                             (5,557,917)
                                                                                       -------------
             Net unrealized appreciation                                               $ 177,278,205
                                                                                       =============

Purchase and sales of securities (excludings temporary cash investments) for the year ended October 31, 2013 aggregated $984,327,741 and $1,180,832,074, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund's investments:

------------------------------------------------------------------------------------
                           Level 1           Level 2     Level 3      Total
------------------------------------------------------------------------------------
Common Stocks              $1,073,246,320    $ --        $ --         $1,073,246,320
Exchange Traded Funds          33,238,630      --          --             33,238,630
------------------------------------------------------------------------------------
Total                      $1,106,484,950    $ --        $ --         $1,106,484,950
====================================================================================

During the year ended October 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 23

Statement of Assets and Liabilities | 10/31/13

ASSETS:
  Investment in securities (cost $928,856,543)                      $1,106,484,950
  Cash                                                                   4,584,612
  Receivables --
     Investment securities sold                                          1,198,452
     Fund shares sold                                                      364,027
     Dividends                                                             509,284
  Prepaid expenses                                                          43,311
-----------------------------------------------------------------------------------
     Total assets                                                   $1,113,184,636
-----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                $    3,143,348
     Fund shares repurchased                                               875,717
  Due to affiliates                                                        292,589
  Accrued expenses                                                          85,759
-----------------------------------------------------------------------------------
     Total liabilities                                              $    4,397,413
-----------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                   $  816,151,402
  Undistributed net investment income                                    2,840,243
  Accumulated net realized gain on investments                         112,167,171
  Net unrealized appreciation on investments                           177,628,407
-----------------------------------------------------------------------------------
     Total net assets                                               $1,108,787,223
===================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $897,374,153/32,727,314 shares)                 $        27.42
  Class B (based on $16,846,298/752,276 shares)                     $        22.39
  Class C (based on $66,389,981/2,973,125 shares)                   $        22.33
  Class R (based on $27,460,662/1,016,329 shares)                   $        27.02
  Class Y (based on $100,716,129/3,504,333 shares)                  $        28.74
MAXIMUM OFFERING PRICE:
  Class A ($27.42 (divided by) 94.25% )                             $        29.09
===================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

Statement of Operations

For the Year Ended 10/31/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $66,097)                $19,188,555
  Interest                                                                  8,427
--------------------------------------------------------------------------------------------------
         Total investment income                                                     $ 19,196,982
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees
     Basic Fee                                                        $ 5,860,643
     Performance Adjustment                                                (1,704)
  Transfer agent fees and expenses
     Class A                                                              984,559
     Class B                                                               97,040
     Class C                                                               70,056
     Class R                                                                9,268
     Class Y                                                                5,757
  Distribution fees
     Class A                                                            2,083,728
     Class B                                                              195,389
     Class C                                                              629,802
     Class R                                                              142,141
  Shareholders communication expense                                      996,292
  Administrative reimbursements                                           312,060
  Custodian fees                                                           27,795
  Registration fees                                                        90,770
  Professional fees                                                       100,053
  Printing expense                                                         51,064
  Fees and expenses of nonaffiliated Trustees                              37,406
  Miscellaneous                                                            40,782
--------------------------------------------------------------------------------------------------
     Total expenses                                                                  $ 11,732,901
--------------------------------------------------------------------------------------------------
         Net investment income                                                       $  7,464,081
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                   $190,847,648
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                               $ 91,264,984
--------------------------------------------------------------------------------------------------
  Net gain on investments                                                            $282,112,632
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $289,576,713
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 25

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Year Ended         Year Ended
                                                                10/31/13           10/31/12
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $    7,464,081     $   10,659,850
Net realized gain on investments and class action                  190,847,648         64,417,279
Change in net unrealized appreciation on investments                91,264,984         17,186,481
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      $  289,576,713     $   92,263,610
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.18 and $0.20 per share, respectively)         $   (6,405,028)    $   (8,388,953)
      Class B ($0.00 and $0.00 per share, respectively)                     --                 --
      Class C ($0.03 and $0.05 per share, respectively)                (99,424)          (211,500)
      Class R ($0.07 and $0.12 per share, respectively)                (89,713)          (273,535)
      Class Y ($0.27 and $0.28 per share, respectively)             (2,033,349)        (3,796,094)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                     $   (8,627,514)    $  (12,670,082)
==================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $   71,757,075     $   99,314,357
Reinvestment of distributions                                        6,820,915         10,428,196
Cost of shares repurchased                                        (317,236,251)      (445,256,147)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                $ (238,658,261)    $ (335,513,594)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                     $   42,290,938     $ (255,920,066)
NET ASSETS:
Beginning of year                                                1,066,496,285      1,322,416,351
--------------------------------------------------------------------------------------------------
End of year                                                     $1,108,787,223     $1,066,496,285
--------------------------------------------------------------------------------------------------
Undistributed net investment income                             $    2,840,243     $    5,135,640
==================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------
                                  '13 Shares    '13 Amount         '12 Shares    '12 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                        2,034,235    $   49,168,714      2,305,901    $   48,042,078
Reinvestment of distributions        281,061         6,034,576        394,640         7,833,604
Less shares repurchased           (6,485,469)     (154,400,518)    (9,965,795)     (207,523,244)
------------------------------------------------------------------------------------------------
      Net decrease                (4,170,173)   $  (99,197,228)    (7,265,254)   $ (151,647,562)
================================================================================================
Class B
Shares sold or exchanged              19,059    $      374,805         52,168    $      875,341
Reinvestment of distributions             --                --             --                --
Less shares repurchased             (560,921)      (11,007,104)      (798,101)      (13,659,997)
------------------------------------------------------------------------------------------------
      Net decrease                  (541,862)   $  (10,632,299)      (745,933)   $  (12,784,656)
================================================================================================
Class C
Shares sold                          327,904    $    6,454,223        285,181    $    4,889,608
Reinvestment of distributions          4,834            85,221         10,527           171,713
Less shares repurchased             (890,512)      (17,289,759)    (1,239,038)      (20,987,236)
------------------------------------------------------------------------------------------------
      Net decrease                  (557,774)   $  (10,750,315)      (943,330)   $  (15,925,915)
================================================================================================
Class R
Shares sold                          166,830    $    3,989,740        250,814    $    5,131,509
Reinvestment of distributions          4,034            85,603         13,542           265,148
Less shares repurchased             (634,434)      (14,820,041)    (1,266,216)      (26,002,611)
------------------------------------------------------------------------------------------------
      Net decrease                  (463,570)   $  (10,744,698)    (1,001,860)   $  (20,605,954)
================================================================================================
Class Y
Shares sold                          493,808    $   11,769,593      1,860,483    $   40,375,821
Reinvestment of distributions         27,442           615,515        104,138         2,157,731
Less shares repurchased           (4,849,396)     (119,718,829)    (7,918,706)     (177,083,059)
------------------------------------------------------------------------------------------------
      Net decrease                (4,328,146)   $ (107,333,721)    (5,954,085)   $ (134,549,507)
================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 27

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year        Year        Year          Year
                                                                Ended       Ended       Ended       Ended         Ended
                                                                10/31/13    10/31/12    10/31/11    10/31/10      10/31/09
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $  21.12    $  19.92    $  19.81    $    16.91    $    15.04
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                        $   0.18    $   0.19    $   0.17    $     0.12    $     0.14
   Net realized and unrealized gain (loss) on investments           6.30        1.21        0.04          2.90          1.91
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   6.48    $   1.40    $   0.21    $     3.02    $     2.05
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.18)      (0.20)      (0.10)        (0.12)        (0.18)
   Net realized gain                                                  --          --          --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $   6.30    $   1.20    $   0.11    $     2.90    $     1.87
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  27.42    $  21.12    $  19.92    $    19.81    $    16.91
=============================================================================================================================
Total return*                                                      30.91%       7.07%       1.04%        17.96%        13.87%
Ratio of net expenses to average net assets+                        1.05%       1.09%       1.12%         1.23%         1.43%
Ratio of net investment income to average net assets+               0.73%       0.88%       0.78%         0.61%         0.89%
Portfolio turnover rate                                               93%         87%         72%           89%           81%
Net assets, end of period (in thousands)                        $897,374    $779,161    $879,872    $1,005,305    $1,046,729
Ratios with reduction for fees paid indirectly:
   Total expenses                                                   1.05%       1.09%       1.12%         1.23%         1.43%
   Net investment income                                            0.73%       0.88%       0.78%         0.61%         0.89%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------------------------
                                                             Year        Year        Year         Year       Year
                                                             Ended       Ended       Ended        Ended      Ended
                                                             10/31/13    10/31/12    10/31/11     10/31/10   10/31/09
------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $ 17.32     $ 16.38     $  16.38     $ 14.03    $ 12.47
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.06)    $ (0.01)    $  (0.03)    $ (0.05)   $  0.01
   Net realized and unrealized gain (loss) on investments       5.13        0.95         0.03        2.40       1.57(a)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  5.07     $  0.94     $     --     $  2.35    $  1.58
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          --          --           --          --      (0.02)
   Net realized gain                                              --          --           --          --         --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                               --          --           --          --      (0.02)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  5.07     $  0.94     $     --     $  2.35    $  1.56
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 22.39     $ 17.32     $  16.38     $ 16.38    $ 14.03
========================================================================================================================
Total return*                                                  29.27%       5.74%        0.00%      16.75%     12.66%
Ratio of net expenses to average net assets+                    2.29%       2.30%        2.18%       2.29%      2.51%
Ratio of net investment loss to average net assets+            (0.48)%     (0.31)%      (0.28)%     (0.45)%    (0.17)%
Portfolio turnover rate                                           93%         87%          72%         89%        81%
Net assets, end of period (in thousands)                     $16,846     $22,411     $ 33,410     $49,961    $59,595
Ratios with reduction for fees paid indirectly:
   Total expenses                                               2.29%       2.30%        2.18%       2.29%      2.51%
   Net investment loss                                         (0.48)%     (0.31)%      (0.28)%     (0.45)%    (0.17)%
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 29

-------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year       Year        Year       Year
                                                                Ended       Ended      Ended       Ended      Ended
                                                                10/31/13    10/31/12   10/31/11    10/31/10   10/31/09
-------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $ 17.24     $ 16.29    $ 16.26     $ 13.92    $ 12.38
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $ (0.02)    $  0.02    $ (0.01)    $ (0.04)   $  0.01
   Net realized and unrealized gain (loss) on investments          5.14        0.98       0.04        2.39       1.57(a)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  5.12     $  1.00    $  0.03     $  2.35    $  1.58
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.03)      (0.05)        --       (0.01)     (0.04)
   Net realized gain                                                 --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (0.03)      (0.05)        --       (0.01)     (0.04)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  5.09     $  0.95    $  0.03     $  2.34    $  1.54
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 22.33     $ 17.24    $ 16.29     $ 16.26    $ 13.92
=========================================================================================================================
Total return*                                                     29.74%       6.15%      0.19%      16.88%     12.87%
Ratio of net expenses to average net assets+                       1.94%       1.94%      1.98%       2.13%      2.35%
Ratio of net investment income (loss) to average net assets+      (0.15)%      0.04%     (0.08)%     (0.29)%    (0.03)%
Portfolio turnover rate                                              93%         87%        72%         89%        81%
Net assets, end of period (in thousands)                        $66,390     $60,858    $72,873     $86,750    $86,536
Ratios with reduction for fees paid indirectly:
   Total expenses                                                  1.94%       1.94%      1.98%       2.13%      2.35%
   Net investment income (loss)                                   (0.15)%      0.04%     (0.08)%     (0.29)%    (0.03)%
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.


30 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------------------------------
                                                                    Year         Year        Year        Year        Year
                                                                    Ended        Ended       Ended       Ended       Ended
                                                                    10/31/13     10/31/12    10/31/11    10/31/10    10/31/09
------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                $ 20.78      $ 19.58     $ 19.48     $ 16.66     $ 14.82
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                            $  0.13      $  0.18     $  0.10     $  0.05     $  0.08
   Net realized and unrealized gain (loss) on investments              6.18         1.14        0.05        2.87        1.91
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  6.31      $  1.32     $  0.15     $  2.92     $  1.99
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                              (0.07)       (0.12)      (0.05)      (0.10)      (0.15)
   Net realized gain                                                     --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.07)       (0.12)      (0.05)      (0.10)      (0.15)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  6.24      $  1.20     $  0.10     $  2.82     $  1.84
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 27.02      $ 20.78     $ 19.58     $ 19.48     $ 16.66
==============================================================================================================================
Total return*                                                         30.44%        6.77%       0.73%      17.58%      13.63%
Ratio of net expenses to average net assets+                           1.43%        1.38%       1.42%       1.50%       1.66%
Ratio of net investment income to average net assets+                  0.37%        0.61%       0.48%       0.33%       0.62%
Portfolio turnover rate                                                  93%          87%         72%         89%         81%
Net assets, end of period (in thousands)                            $27,461      $30,752     $48,605     $59,172     $57,029
Ratios with reduction for fees paid indirectly:
   Total expenses                                                      1.43%        1.38%       1.42%       1.50%       1.66%
   Net investment income                                               0.37%        0.61%       0.48%       0.33%       0.62%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 31

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Year         Year         Year         Year        Year
                                                                 Ended        Ended        Ended        Ended       Ended
                                                                 10/31/13     10/31/12     10/31/11     10/31/10    10/31/09
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $  22.13     $  20.87     $  20.75     $  17.70    $  15.76
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $   0.24     $   0.29     $   0.29     $   0.19    $   0.21
   Net realized and unrealized gain (loss) on investments            6.64         1.25         0.02         3.05        2.01
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   6.88     $   1.54     $   0.31     $   3.24    $   2.22
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            (0.27)       (0.28)       (0.19)       (0.19)      (0.28)
   Net realized gain                                                   --           --           --           --          --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.27)       (0.28)       (0.19)       (0.19)      (0.28)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   6.61     $   1.26     $   0.12     $   3.05    $   1.94
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  28.74     $  22.13     $  20.87     $  20.75    $  17.70
=============================================================================================================================
Total return*                                                       31.41%        7.46%        1.44%       18.46%      14.41%
Ratio of net expenses to average net assets+                         0.68%        0.69%        0.73%        0.84%       0.95%
Ratio of net investment income to average net assets+                1.14%        1.32%        1.18%        0.99%       1.35%
Portfolio turnover rate                                                93%          87%          72%          89%         81%
Net assets, end of period (in thousands)                         $100,716     $173,315     $287,657     $344,695    $293,436
Ratios with reduction for fees paid indirectly:
   Total expenses                                                    0.68%        0.69%        0.73%        0.84%       0.95%
   Net investment income                                             1.14%        1.32%        1.18%        0.99%       1.35%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

Notes to Financial Statements | 10/31/13

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 33

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM), the fund's investment advisor is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At October 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend

34 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2013, the Fund did not accrue any interest and penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2013, the Fund reclassified $1,131,964 to decrease undistributed net investment income and $1,131,964 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    During the year ended October 31, 2013, the Fund had capital loss carryforward of $77,628,033 which was utilized to offset net realized gains by the fund. At October 31, 2013, the Fund had a net capital loss carryforward of $549,521 which will expire in 2016 if not utilized.

    The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                      2013                  2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                             $8,627,514           $12,670,082
    ----------------------------------------------------------------------------
         Total                                  $8,627,514           $12,670,082
    ============================================================================

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 35

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2013:

    ----------------------------------------------------------------------------
                                                                           2013
    ----------------------------------------------------------------------------
    Undistributed ordinary income                                   $  2,366,591
    Capital loss carryforward                                           (549,521)
    Undistributed long term capital gain                             113,540,546
    Unrealized appreciation                                          177,278,205
    ----------------------------------------------------------------------------
         Total                                                      $292,635,821
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax-basis adjustments on Real Estate Investment Trust (REIT) holdings.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $54,534 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

36 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee (fee before performance adjustment) can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Russell Midcap Value Index. The performance comparison is made for a rolling 36-month period. In addition, Pioneer contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum of 0.80% after the performance adjustment). For the year ended October 31, 2013, the aggregate performance adjustment resulted in a decrease of $1,704 to the basic fee. For the year ended October 31, 2013, the net management fee was equivalent to 0.55% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $59,267 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2013.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 37

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended October 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $647,219
Class B                                                                   37,613
Class C                                                                  138,140
Class R                                                                   81,440
Class Y                                                                   91,880
--------------------------------------------------------------------------------
   Total                                                                $996,292
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $215,649 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2013.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,673 in distribution fees payable to PFD at October 31, 2013.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

38 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2013, CDSCs in the amount of $18,257 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2013, the Fund had no borrowings under the credit facility.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer Mid Cap Value Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value Fund (the "Fund"), including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
December 23, 2013

40 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Cogan and Mr. West, serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Cogan and Mr. West serves as a Trustee of 47 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 41

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2006.     Chairman and Chief Executive Officer,             Director, Broadridge
Chairman of the Board and    Serves until a          Quadriserv, Inc. (technology products for         Financial Solutions, Inc.
Trustee                      successor trustee is    securities lending industry) (2008 - present);    (investor communications and
                             elected or earlier      private investor (2004 - 2008); and Senior        securities processing
                             retirement or removal.  Executive Vice President, The Bank of New York    provider for financial
                                                     (financial and securities services) (1986 -       services industry) (2009 -
                                                     2004)                                             present); Director,
                                                                                                       Quadriserv, Inc. (2005 -
                                                                                                       present); and Commissioner,
                                                                                                       New Jersey State Civil
                                                                                                       Service Commission (2011 -
                                                                                                       present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2005.     Managing Partner, Federal City Capital Advisors   Director of Enterprise
Trustee                      Serves until a          (corporate advisory services company) (1997 -     Community Investment, Inc.
                             successor trustee is    2004 and 2008 - present); Interim Chief           (privately-held affordable
                             elected or earlier      Executive Officer, Oxford Analytica, Inc.         housing finance company)
                             retirement or removal.  (privately held research and consulting           (1985 - 2010); Director of
                                                     company) (2010); Executive Vice President and     Oxford Analytica, Inc. (2008
                                                     Chief Financial Officer, I-trax, Inc. (publicly   - present); Director of The
                                                     traded health care services company) (2004 -      Swiss Helvetia Fund, Inc.
                                                     2007); and Executive Vice President and Chief     (closed-end fund) (2010 -
                                                     Financial Officer, Pedestal Inc.                  present); and Director of New
                                                     (internet-based mortgage trading company) (2000   York Mortgage Trust (publicly
                                                     - 2002)                                           traded mortgage REIT) (2004 -
                                                                                                       2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)    Trustee since 2008.     William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                      Serves until a          Economy, Harvard University (1972 - present)      Funds Investment Trust and
                             successor trustee is                                                      Mellon Institutional Funds
                             elected or earlier                                                        Master Portfolio (oversaw 17
                             retirement or removal.                                                    portfolios in fund complex)
                                                                                                       (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

42 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since 1990.     Founding Director, Vice President and Corporate   None
Trustee                      Serves until a          Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee is    firm) (1982-present); Desautels Faculty of
                             elected or earlier      Management, McGill University (1999 - present);
                             retirement or removal.  and Manager of Research Operations and
                                                     Organizational Learning, Xerox PARC, Xerox's
                                                     advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since 1990.     President and Chief Executive Officer, Newbury,   Director of New America High
Trustee                      Serves until a          Piret & Company, Inc. (investment banking firm)   Income Fund, Inc. (closed-end
                             successor trustee is    (1981 - present)                                  investment company) (2004 -
                             elected or earlier                                                        present); and member, Board
                             retirement or removal.                                                    of Governors, Investment
                                                                                                       Company Institute (2000 -
                                                                                                       2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)         Trustee since 1993.     Senior Counsel, Sullivan & Cromwell LLP (law      Director, The Swiss Helvetia
Trustee                      Serves until a          firm) (1998 - present); and Partner, Sullivan &   Fund, Inc. (closed-end
                             successor trustee is    Cromwell LLP (prior to 1998)                      investment company); and
                             elected or earlier                                                        Director, Invesco, Ltd.
                             retirement or removal.                                                    (formerly AMVESCAP, PLC)
                                                                                                       (investment manager)
                                                                                                       (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 43

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                         Other Directorships
Position Held with the Fund   Length of Service        Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*,**   Since 1990. Serves at    Non-Executive Chairman and a director of          None
Trustee, President and        the discretion of the    Pioneer Investment Management USA Inc.
Chief Executive Officer of    Board.                   ("PIM-USA"); Chairman and a director of
the Fund                                               Pioneer; Chairman and Director of Pioneer
                                                       Institutional Asset Management, Inc. (since
                                                       2006); Director of Pioneer Alternative
                                                       Investment Management Limited (Dublin) (until
                                                       October 2011); President and a director of
                                                       Pioneer Alternative Investment Management
                                                       (Bermuda) Limited and affiliated funds; Deputy
                                                       Chairman and a director of Pioneer Global Asset
                                                       Management S.p.A. ("PGAM") (until April 2010);
                                                       Director of Nano-C, Inc. (since 2003); Director
                                                       of Cole Management Inc. (2004 - 2011); Director
                                                       of Fiduciary Counseling, Inc. (until December
                                                       2011); President of all of the Pioneer Funds;
                                                       and Retired Partner, Wilmer Cutler Pickering
                                                       Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*     Trustee since 2007.      Director, CEO and President of PIM-USA (since     None
Trustee and Executive Vice    Serves until a           February 2007); Director and President of
President                     successor trustee is     Pioneer and Pioneer Institutional Asset
                              elected or earlier       Management, Inc. (since February 2007);
                              retirement or removal.   Executive Vice President of all of the Pioneer
                                                       Funds (since March 2007); Director of PGAM
                                                       (2007 - 2010); Head of New Europe Division,
                                                       PGAM (2000 - 2005); Head of New Markets
                                                       Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.
** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

44 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                         Other Directorships
Position Held with the Fund   Length of Service        Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)    Since 2003. Serves at    Vice President and Associate General Counsel of   None
Secretary                     the discretion of the    Pioneer since January 2008 and Secretary of all
                              Board.                   of the Pioneer Funds since June 2010; Assistant
                                                       Secretary of all of the Pioneer Funds from
                                                       September 2003 to May 2010; and Vice President
                                                       and Senior Counsel of Pioneer from July 2002 to
                                                       December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)        Since 2010. Serves at    Fund Governance Director of Pioneer since         None
Assistant Secretary           the discretion of the    December 2006 and Assistant Secretary of all
                              Board.                   the Pioneer Funds since June 2010; Manager -
                                                       Fund Governance of Pioneer from December 2003
                                                       to November 2006; and Senior Paralegal of
                                                       Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)             Since 2010. Serves at    Counsel of Pioneer since June 2007 and            None
Assistant Secretary           the discretion of the    Assistant Secretary of all the Pioneer Funds
                              Board.                   since June 2010; and Vice President and Counsel
                                                       at State Street Bank from October 2004 to June
                                                       2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)          Since 2008. Serves at    Vice President - Fund Treasury of Pioneer;        None
Treasurer and Chief           the discretion of the    Treasurer of all of the Pioneer Funds since
Financial and Accounting      Board.                   March 2008; Deputy Treasurer of Pioneer from
Officer of the Fund                                    March 2004 to February 2008; and Assistant
                                                       Treasurer of all of the Pioneer Funds from
                                                       March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)         Since 2000. Serves at    Assistant Vice President - Fund Treasury of       None
Assistant Treasurer           the discretion of the    Pioneer; and Assistant Treasurer of all of the
                              Board.                   Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)            Since 2002. Serves at    Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer           the discretion of the    Pioneer; and Assistant Treasurer of all of the
                              Board.                   Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 45

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                         Other Directorships
Position Held with the Fund   Length of Service        Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)         Since 2009. Serves at    Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer           the discretion of the    Pioneer since November 2008; Assistant
                              Board.                   Treasurer of all of the Pioneer Funds since
                                                       January 2009; and Client Service Manager -
                                                       Institutional Investor Services at State Street
                                                       Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)          Since 2010. Serves at    Chief Compliance Officer of Pioneer and of all    None
Chief Compliance Officer      the discretion of the    the Pioneer Funds since March 2010; Director of
                              Board.                   Adviser and Portfolio Compliance at Pioneer
                                                       since October 2005; and Senior Compliance
                                                       Officer for Columbia Management Advisers, Inc.
                                                       from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)          Since 2006. Serves at    Director--Transfer Agency Compliance of Pioneer    None
Anti-Money Laundering         the discretion of the    and Anti-Money Laundering Officer of all the
Officer                       Board.                   Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

                           This page for your notes.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 47

                           This page for your notes.

48 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

                           This page for your notes.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 49

                           This page for your notes.

50 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

                           This page for your notes.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/13 51

                           This page for your notes.

52 Pioneer Mid Cap Value Fund | Annual Report | 10/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19443-07-1213

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Mid Cap Value Fund:
Fees for audit services provided to the Fund, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately
$33,690 in 2013 and $36,742 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Mid Cap Value Fund:
Audit-Related Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
October 31, 2013 and 2012.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Mid Cap Value Fund:
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,131 and $8,290 for 2013 and 2012, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Mid Cap Value Fund:
Other Fees
There were no other services provided to the Fund during the fiscal years ended October 31, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$8,131 in 2013 and $8,290 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Mid Cap Value


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2013

* Print the name and title of each signing officer under his or her signature.